UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 23, 2023

____________________

TENAYA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-56524 (Commission File Number)	82-1960048 (IRS Employer Identification No.)

626 Wilshire Blvd., Suite 410 Los Angeles, CA (Address of principal executive offices)	90017 (Zip code)

Registrant’s telephone number, including area code: (310) 702-4178

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01Entry into a Material Definitive Agreement.

On August 23, 2023 having determined that it would be fair and in the best interests of Tenaya Group, Inc. shareholders, respectively, and the Boards of Directors of Tenaya Group, Inc. and BIAB Holdings have approved an Exchange, pursuant to which all of the right, title and interest in and to 100% of BIAB (the “Shares”) will be exchanged for 112,000,000 common shares of Tenaya Group, Inc. (the “Exchange Shares”).

Item 9.01Financial Statements and Exhibits.

The following Exhibits are filed herewith:

Exhibit No.	Description

10.1*	Exchange Agreement.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RAPID THERAPEUTIC SCIENCE

LABORATORIES, INC.

Date: August 29, 2023

/s/ Steven Arenal

Name: Steven Arenal

Title: President